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                 Supplement to Prospectus dated May 1, 2001 for
             Flexible Premium Variable Life Insurance Policies and
      Last Survivor Flexible Premium Variable Life Insurance Policies (the
                                  "policies")
                    Issued by Pacific Life Insurance Company

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An overview of the     The following is added to Your investment options:
policy is revised      Transferring among investment options:

                       Beginning October 1, 2001, the restrictions for transfers from the Fixed LT account during the first policy year are temporarily waived. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.

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How premiums work      The following section is added:
is revised
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Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:
Until November 1,
2001, we will           .  by personal check, drawn on a U.S. bank
continue to accept      .  by cashier's check, money order, and traveler's
premium payments           checks in single denominations of $10,000 or more if
made by cashier's          they originate in a U.S. bank
check, money order,     .  by third party check, when there is a clear
and traveler's             connection of the third party to the underlying
checks in single           transaction
denominations under     .  wire transfers that originate in U.S. banks.
$10,000. If you pay
by any of these        We may not accept premium payments in the following
methods, we will       forms:
not apply your
premium until we        .  cash
have received the       .  credit card or check drawn against a credit card
following                  account
information on the      .  cashier's check, money order or traveler's checks in
payor:                     single denominations of less than $10,000
                        .  cashier's checks, money orders, traveler's checks or
 .  social security         personal checks drawn on non-U.S. banks, even if the
   number                  payment may be effected through a U.S. bank
 .  driver's license     .  wires that originate from foreign bank accounts.
   number
 .  home address
 .  occupation

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Your investment        The following is added to the end of sixth bullet point
options is revised     of Transferring among investment options:

                       Beginning October 1, 2001, the restrictions for transfers from the Fixed LT account during the first policy year are temporarily waived. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this program at any time. However, if the program is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.


Supplement dated October 1, 2001

Form No. 15-23734-00   For policies: 96-56, 96-57, 98-52, 98-52M, 00-56, 00-57